Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 5,765		$ 6,074
Checking and savings accounts	20,163,007		26,384,925
Time deposits	66,939,601		59,966,481
Repurchase agreements collateralized by government bonds and corporate notes	6,939,663		9,134,997
Total	$ 94,048,036	$ 3,349,289	$ 95,492,477	$ 3,400,729	$ 83,661,739	$ 81,674,572